                               SERIES FOUR WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                        AEGIS COMMUNICATIONS GROUP, INC.


THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THESE WARRANTS NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THAT ACT OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No. W4 -- ___      Warrant to Purchase ____________ (________)
June 30, 1999      Shares of Common Stock, $.01 Par Value





                  SERIES FOUR WARRANT TO PURCHASE COMMON STOCK
                                       of
                        AEGIS COMMUNICATIONS GROUP, INC.,
                             a Delaware corporation

                              Expires June 30, 2004


                  This certifies that, for value received, ________________________ ("HOLDER") is entitled, subject to the terms set forth below, to purchase from Aegis Communications Group, Inc., a Delaware corporation (the "COMPANY"), __________________ (____________) shares of
Common Stock, $.01 par value, of the Company (such class of stock being referred to herein as "COMMON STOCK"), as constituted on June 30, 1999 (the "ISSUE DATE"), upon surrender of this Warrant, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in the consideration specified in
Section 1 hereof, at the price of $0.90625 per share (the "PURCHASE PRICE"). The shares of Common Stock issued or issuable upon exercise of this Warrant are sometimes referred to as the "WARRANT SHARES." The term "WARRANTS" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

                  1. EXERCISE AND PAYMENT OF PURCHASE PRICE. This Warrant may be exercised at any time or from time to time, on any business day, on or after the date hereof and until 5:00 p.m. New York time on June 30, 2004 (at which time this Warrant will expire), in either case, for all or part of the full number of shares of Common Stock called for hereby, by surrendering it at the principal office of the Company, 7880 Bent Branch Drive, Suite 150, Irving, Texas 75063, with the subscription form duly executed, together with payment for the Warrant Shares payable in cash or cash equivalents and/or by cancellation and delivery of notes evidencing any indebtedness of Company or any of its subsidiaries. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As soon as practicable on or after such date, and in any event within 10 days thereof, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Common Stock issuable upon such exercise. Upon any partial exercise, the Company will issue and deliver to Holder a new Warrant or Warrants with respect to the shares of Common Stock not so transferred. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. In lieu of any fractional share to which Holder would be entitled upon exercise, the Company shall pay cash equal to the product of such fraction multiplied by the Purchase Price.

                  2. PAYMENT OF TAXES. All shares of Common Stock issued upon the exercise of this Warrant shall be duly authorized, validly issued and outstanding, fully paid and non-assessable. Holder shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof and any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock in any name other than that of the registered Holder of this Warrant surrendered in connection with the purchase of such shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

                  3. TRANSFER AND EXCHANGE. This Warrant and all rights hereunder are transferable, in whole or in part to any affiliate of Holder. If a transfer is effected, this Warrant is transferable on the books of the Company maintained for such purpose at its principal office referred to above by Holder in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable and that when this Warrant shall have been so endorsed, the Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes.

                  4.       CERTAIN ADJUSTMENTS.

                           4.1      ADJUSTMENT FOR REORGANIZATION,
CONSOLIDATION, MERGER. In case of any reorganization of the Company (or any other corporation, the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Issue Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation (other than the merger of a wholly owned subsidiary into the Company) or convey all or substantially all its assets to another corporation, then and in each such case Holder, upon the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto.

                           4.2      ADJUSTMENTS FOR DIVIDENDS IN COMMON
STOCK. If the Company at any time or from time to time after the Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend payable in additional shares of Common Stock, then and in each such event (x) the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (the "ADJUSTMENT FACTOR") (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend, and (y) the number of shares of Common Stock theretofore receivable upon exercise of this Warrant shall be increased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying such number of shares of Common Stock by the reciprocal of the Adjustment Factor; provided, however, that if such record date is fixed and such dividend is not fully paid on the date fixed therefor, the Purchase Price and the number of shares of Common Stock theretofore receivable upon exercise of this Warrant shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price and such number of shares of Common Stock shall be adjusted pursuant to this Section 4.2 as of the time of actual payment of such dividends.

                           4.3      STOCK SPLIT AND REVERSE STOCK SPLIT. If
the Company at any time or from time to time after the Issue Date effects a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately increased. If the Company at any time or from time to time after the Issue Date combines the outstanding shares of Common Stock into a smaller number of shares, the Purchase Price then in effect immediately before that combination shall be proportionately increased and the number of shares of Common Stock theretofore receivable upon the exercise of this Warrant shall be proportionately decreased. Each adjustment under this Section 4.3 shall become effective at the close of business on the date the subdivision or combination becomes effective.

                           4.4      ACCOUNTANTS' CERTIFICATE AS TO
ADJUSTMENT. In each case of an adjustment in the shares of Common Stock receivable on the exercise of the Warrants, the Company at its expense shall cause independent public accountants of recognized standing selected by the Company (who may be the independent public accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment and showing the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant at the time outstanding.

                  5. LOSS OR MUTILATION. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

                  6. RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect exercise of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect such exercise, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                  7. NOTICES OF RECORD DATE. In the event of (i) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company with or into any other corporation (other than a merger of a wholly owned subsidiary into the Company), or any transfer of all or substantially all of the assets of the Company to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall mail to the Holder at least ten (10) days prior to the record date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

                  8.       INVESTMENT REPRESENTATION AND RESTRICTION ON
                           TRANSFER.

                           8.1      SECURITIES LAW REQUIREMENTS.

                                    (a)      By its acceptance of this
Warrant, Holder hereby represents and warrants to the Company that this Warrant and the Warrant Shares will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that it has no present intention of selling, granting participations in or otherwise distributing the same. By acceptance of this Warrant, Holder further represents and warrants that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to any person, with respect to this Warrant or the Warrant Shares.

                                    (b)      By its acceptance of this
Warrant, Holder understands that this Warrant is not, and the Warrant Shares will not be, registered under the Securities Act of 1933, as amended (the "ACT"), on the basis that the issuance of this Warrant and the Warrant Shares are exempt from registration under the Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on Holder's representations and warranties set forth herein.

                                    (c)      By its acceptance of this
Warrant, Holder understands that this Warrant and the Warrant Shares may not be sold, transferred, or otherwise disposed of without registration under the Act, or an exemption therefrom, and that in the absence of an effective registration statement covering this Warrant and the Warrant Shares or an available exemption from registration under the Act, this Warrant and the Warrant Shares must be held indefinitely. In particular, Holder is aware that this Warrant and the Warrant Shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of Rule 144 are satisfied. Among the conditions for use of Rule 144 are the availability of current information about the Company to the public, prescribed holding periods which will commence only upon Holder's payment for the securities being sold, manner of sale restrictions, volume limitations and certain other restrictions. By its acceptance of this Warrant, Holder represents and warrants that, in the absence of an effective registration statement covering this Warrant or the Warrant Shares, it will sell, transfer or otherwise dispose of this Warrant and the Warrant Shares only in a manner consistent with its representations and warranties set forth herein and then only in accordance with the provisions of Section 8.1(d).

                                    (d)      By its acceptance of this
Warrant, Holder agrees that in no event will it transfer or dispose of any of the Warrants or the Warrant Shares other than pursuant to an effective registration statement under the Act, unless and until (i) Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, and (ii) if reasonably requested by the Company, at the expense of the Holder or transferee, it shall have furnished to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that (A) such transfer may be made without registration under the Act and (B) such transfer or disposition will not cause the termination or the non-applicability of any exemption to the registration and prospectus delivery requirements of the Act or to the qualification or registration requirements of the securities laws of any other jurisdiction on which the Company relied in issuing this Warrant or the Warrant Shares.

                           8.2      LEGENDS; STOP TRANSFER.

                                    (a)      All certificates evidencing the
Warrant Shares shall bear a legend in substantially the following form:

         The securities represented by this certificate have not been registered under the Securities Act of 1933. These securities have been acquired for investment and not with a view to distribution and may not be offered for sale, sold, pledged or otherwise transferred in the absence of an effective registration statement for such securities under the Securities Act of 1933 or an opinion of counsel reasonably satisfactory in form and content to the issuer that such registration is not required under such Act.

                                    (b)      The certificates evidencing the
Warrant Shares shall also bear any legend required by any applicable state securities law.

                                    (c)      In addition, the Company shall
make, or cause its transfer agent to make, a notation regarding the transfer restrictions of this Warrant and the Warrant Shares in its stock books, and this Warrant and the Warrant Shares shall be transferred on the books of the Company only if transferred or sold pursuant to an effective registration statement under the Act covering the same or pursuant to and in compliance with the provisions of Section 8.1(d).

                  9. NOTICES. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company by Holder.

                  10. CHANGE; WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

                  11. HEADINGS. The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

                  12. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with and governed by the internal laws, and not the law of conflicts, of the State of Delaware.

                     [SIGNATURE PAGE TO SERIES FOUR WARRANT]


                                    AEGIS COMMUNICATIONS GROUP, INC.,
                                    A DELAWARE CORPORATION



                                   By:______________________________________

                                  Its:______________________________________

                                SUBSCRIPTION FORM
                 (To be executed only upon exercise of Warrant)


                  The undersigned, registered owner of this Warrant, irrevocably exercises this Warrant and purchases ____________ of the number of shares of Common Stock, $.01 par value, of AEGIS COMMUNICATIONS GROUP, INC., a Delaware corporation, purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

DATED:______________


                                            ------------------------------------
                                            (Signature of Registered Owner)

                                            ------------------------------------
                                            (Street Address)

                                            ------------------------------------
                                            (City)        (State)    (Zip)

                               FORM OF ASSIGNMENT

                  FOR VALUE RECEIVED the undersigned, registered owner of this Warrant, hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock, $.01 par value, set forth below:

NAME OF ASSIGNEE                    ADDRESS          NO. OF SHARES




and does hereby irrevocably constitute and appoint _________________________ _________________________________________________ Attorney to make such transfer on the books of AEGIS COMMUNICATIONS GROUP, INC., a Delaware corporation, maintained for the purpose, with full power of substitution in the premises.

DATED: ___________________




                                         ------------------------------------
                                                 (Signature)

                                         ------------------------------------
                                                 (Witness)

                               SERIES FOUR WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                        AEGIS COMMUNICATIONS GROUP, INC.


THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THESE WARRANTS NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THAT ACT OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No. W4 -- 1        Warrant to Purchase Nine Hundred Seven
         Thousand Nine Hundred Eighty-Four (907,984)
June 30, 1999      Shares of Common Stock, $.01 Par Value



                  SERIES FOUR WARRANT TO PURCHASE COMMON STOCK
                                       of
                        AEGIS COMMUNICATIONS GROUP, INC.,
                             a Delaware corporation

                              Expires June 30, 2004


                  This certifies that, for value received, Thayer Equity Investors III, L.P. ("HOLDER") is entitled, subject to the terms set forth below, to purchase from Aegis Communications Group, Inc., a Delaware corporation (the "COMPANY"), Nine Hundred Seven Thousand Nine Hundred Eighty-Four (907,984) shares of Common Stock, $.01 par value, of the Company (such class of stock being referred to herein as "COMMON STOCK"), as constituted on June 30, 1999 (the "ISSUE DATE"), upon surrender of this Warrant, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in the consideration specified in Section 1 hereof, at the price of $0.90625 per share (the "PURCHASE PRICE"). The shares of Common Stock issued or issuable upon exercise of this Warrant are sometimes referred to as the "WARRANT SHARES." The term "WARRANTS" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

                               SERIES FOUR WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                        AEGIS COMMUNICATIONS GROUP, INC.


THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THESE WARRANTS NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THAT ACT OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No. W4 -- 2        Warrant to Purchase Forty-Two
         Thousand Ninety-One (42,091)
June 30, 1999      Shares of Common Stock, $.01 Par Value



                  SERIES FOUR WARRANT TO PURCHASE COMMON STOCK
                                       of
                        AEGIS COMMUNICATIONS GROUP, INC.,
                             a Delaware corporation

                              Expires June 30, 2004


                  This certifies that, for value received, Edward Blank ("HOLDER") is entitled, subject to the terms set forth below, to purchase from Aegis Communications Group, Inc., a Delaware corporation (the "COMPANY"), Forty-Two Thousand Ninety-One (42,091) shares of Common Stock, $.01 par value, of the Company (such class of stock being referred to herein as "COMMON STOCK"), as constituted on June 30, 1999 (the "ISSUE DATE"), upon surrender of this Warrant, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in the consideration specified in Section 1 hereof, at the price of $0.90625 per share (the "PURCHASE PRICE"). The shares of Common Stock issued or issuable upon exercise of this Warrant are sometimes referred to as the "WARRANT SHARES." The term "WARRANTS" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

                               SERIES FOUR WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                        AEGIS COMMUNICATIONS GROUP, INC.


THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THESE WARRANTS NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THAT ACT OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No. W4 -- 3        Warrant to Purchase Nine Thousand
         Nine Hundred Seventy-Eight (9,978)
June 30, 1999      Shares of Common Stock, $.01 Par Value



                  SERIES FOUR WARRANT TO PURCHASE COMMON STOCK
                                       of
                        AEGIS COMMUNICATIONS GROUP, INC.,
                             a Delaware corporation

                              Expires June 30, 2004


                  This certifies that, for value received, The Edward Blank 1995 Grantor Retained Annuity Trust ("HOLDER") is entitled, subject to the terms set forth below, to purchase from Aegis Communications Group, Inc., a Delaware corporation (the "COMPANY"), Nine Thousand Nine Hundred Seventy-Eight (9,978) shares of Common Stock, $.01 par value, of the Company (such class of stock being referred to herein as "COMMON STOCK"), as constituted on June 30, 1999 (the "ISSUE DATE"), upon surrender of this Warrant, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in the consideration specified in Section 1 hereof, at the price of $0.90625 per share (the "PURCHASE PRICE"). The shares of Common Stock issued or issuable upon exercise of this Warrant are sometimes referred to as the "WARRANT SHARES." The term "WARRANTS" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

                               SERIES FOUR WARRANT
                       TO PURCHASE SHARES OF COMMON STOCK
                                       OF
                        AEGIS COMMUNICATIONS GROUP, INC.


THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND NEITHER THESE WARRANTS NOR ANY INTEREST THEREIN MAY BE TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THAT ACT OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No. W4 -- 4        Warrant to Purchase Thirty-Nine Thousand
         Nine Hundred Forty-Seven (39,947)
June 30, 1999      Shares of Common Stock, $.01 Par Value



                  SERIES FOUR WARRANT TO PURCHASE COMMON STOCK
                                       of
                        AEGIS COMMUNICATIONS GROUP, INC.,
                             a Delaware corporation

                              Expires June 30, 2004


                  This certifies that, for value received, ITC Service Company ("HOLDER") is entitled, subject to the terms set forth below, to purchase from Aegis Communications Group, Inc., a Delaware corporation (the "Company"), Thirty-Nine Thousand Nine Hundred Forty-Seven (39,947) shares of Common Stock, $.01 par value, of the Company (such class of stock being referred to herein as "COMMON STOCK"), as constituted on June 30, 1999 (the "ISSUE DATE"), upon surrender of this Warrant, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in the consideration specified in
Section 1 hereof, at the price of $0.90625 per share (the "PURCHASE PRICE"). The shares of Common Stock issued or issuable upon exercise of this Warrant are sometimes referred to as the "WARRANT SHARES." The term "WARRANTS" as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.